UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): October 10, 2005

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its chapter)



    DELAWARE                        0-15886                      13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)


     One Penn Plaza, New York, NY                                    10119
  ---------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

          On October 10, 2005, The Navigators Group, Inc. issued a press release announcing its plans to offer 3,300,000 shares of its common stock in an underwritten public offering. This press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE NAVIGATORS GROUP, INC.
                              --------------------------
                              (Registrant)


                                 /s/ Bradley D. Wiley
                              --------------------------------------------------
                              Name: Bradley D. Wiley
                              Title: Senior Vice President, Financial Compliance
                                     Officer and Secretary


Date: October 10, 2005

     INDEX TO EXHIBITS

Number   Description
------   -----------

  99.1   Navigators Announces Equity Offering